                                                        American Skandia Trust
                             Supplement dated December 21, 2001 to the Prospectus dated December 10, 2001

                                               AST Federated Aggressive Growth Portfolio

         Effective  December 31, 2001,  Hans P. Utsch and Lawrence  Auriana  replaced Keith J. Sabol and James E.  Grefenstette  as the portfolio managers of the ASAF Federated Aggressive Growth Portfolio.

         Accordingly,  the  section  of the  Prospectus  entitled  "Management  of the Trust --  Sub-advisors  -  Federated  Investment
Counseling" (page 109) is amended by deleting the second paragraph and replacing it with the following:

         The portfolio managers  responsible for management of the AST Federated  Aggressive Growth Portfolio are Hans Utsch,  Lawrence
Auriana and Aash M. Shah.  Mssrs.  Utsch and Auriana  have  managed the  Portfolio  since  December,  2001 and Mr. Shah has managed the
Portfolio since its inception in October,  2000.  Mssrs.  Utsch and Auriana have been portfolio  managers at Federated  Invesment since
April 2001 and are Co-Heads of the Investment Area. From 1985 to 2001,  Mssrs.  Utsch and Aurianna served as portfolio  managers of the
Kaufmann Fund. Mr. Shah joined  Federated  Investment's  parent company in 1993, has been a portfolio  manager since 1995, and has been a Vice  President of the parent  company since January 1997.  Mr. Shah served as an Assistant Vice President of the parent company from
1995 through 1996.